SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                (Amendment No. 1)

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 5, 2001


                            Global Technologies, Ltd.
             (Exact Name of Registrant as specified in its charter)


        Delaware                        0-25668                  86-0970492
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


The Belgravia, 1811 Chestnut Street, Suite 120, Philadelphia, PA         19103
        (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code (215) 972-8191


          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THIS REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     KPMG LLP was previously the principal accountant for Global Technologies, Ltd. On February 5, 2001, Global received notification from KPMG LLP that the client-auditor relationship had ceased. On February 12, 2001 Global filed a Report on Form 8-K indicating the termination of the client-auditor relationship and that during the fiscal year ended June 30, 2000, the Transition Period ended June 30, 1999 and the fiscal year ended October 31, 1998 and the interim periods subsequent to June 30, 2000 through termination of the relationship, there were no disagreements between Global and KPMG LLP as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure.

     Attached as Exhibit 1 to this Report on Form 8-K is a letter from KPMG LLP in response to the Report on Form 8-K dated February 12, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBAL TECHNOLOGIES, LTD.



Dated: February 22, 2001                By: /s/ Patrick J. Fodale
                                           -------------------------------------
                                           Name: Patrick J. Fodale
                                           Title: Vice President and
                                                  Chief Financial Officer